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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 1999

                             GEOSCIENCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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

              NEVADA                                                      76-0497775
  (STATE OR OTHER JURISDICTION OF             0-28422                  (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      (COMMISSION FILE NUMBER)        IDENTIFICATION NO.)
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                        10500 WESTOFFICE DRIVE, SUITE 200
                            HOUSTON, TEXAS 77042-5391
                              (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES)
                                  AND ZIP CODE)

                                 (713) 785-7790
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5.  OTHER EVENTS

        The information set forth in the press release of the registrant dated March 24, 1999, which is filed as an exhibit hereto, is incorporated hereby reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C)     EXHIBITS

        Exhibit 99(a) --   Press release issued by the registrant
                           dated March 24, 1999.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GEOSCIENCE CORPORATION


Date:    March 24, 1999

                              By: /S/ RAY F. THOMPSON
                                      Ray F. Thompson
                                      VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

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                                  EXHIBIT INDEX

        EXHIBIT NO.
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        Exhibit 99(a) --    Press release issued by the registrant
                            dated March 24, 1999.